                                                                   EXHIBIT 10.25


                            REGISTRATION AGREEMENT


     THIS REGISTRATION AGREEMENT (the "Agreement") is made and entered into as of December 22, 1995 by and among Saban Entertainment Inc., a Delaware corporation ("SEI"), Haim Saban ("Saban"), each of the entities listed on Schedule "A" hereto (the "SEI Entities" and, with Saban, the "SEI Stockholders"), Fox Broadcasting Company, Inc., a Delaware corporation ("FBC" and, together with the SEI Stockholders, the "Shareholders") and FCN Holding, Inc., a Delaware corporation ("FCNH").


                                R E C I T A L S
                                - - - - - - - -

          A. Concurrent with the execution of this Agreement, the parties have entered into that certain Strategic Stockholders Agreement, which agreement is intended, among other things, to enable the SEI Stockholders and FBC to maximize the long-term strategic values of their respective corporations. Such agreement, as the same may be amended from time to time, is referred to herein as the "Strategic Stockholders Agreement." Terms defined in the Strategic Stockholders Agreement which are not defined herein shall have the same meanings when used herein.

          B. Under the provisions of Section 6 of the Strategic Stockholders Agreement, the parties have agreed, on the terms and conditions therein set forth, to form a Successor Entity (herein, regardless of the form of such Successor Entity, the "Corporation") in connection with the Initial Public Offering.

          C. In connection therewith, the parties have agreed that the Corporation will provide to each of the Shareholders certain registration rights, as set forth in this Agreement. The execution and delivery of this Agreement by each of the parties hereto are conditions concurrent to the performance by each of the parties of their respective obligations under the LLC Formation Agreement and the Other Alliance Agreements.


                               A G R E E M E N T
                               - - - - - - - - -


     NOW, THEREFORE, in consideration of foregoing premises and of the mutual covenants and agreements contained in this Agreement, and subject to the terms and conditions set forth herein, the parties to this Agreement hereby agree as follows:


     1.   DEFINITIONS.

          (a)  Definitions.  For the purposes of this Agreement, the following
               -----------
words have the meanings set forth below:

               (i) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

              (ii) "Corporation" shall include the Successor Entity, whether such entity is in the form of a corporation, limited liability company, partnership, limited partnership, trust or other Person, and any successor thereto.

             (iii) "Securities" shall initially refer to the Successor Entity Equity Security outstanding at the Effective Time. Any beneficial interests in the Securities are referred to in this Agreement as "shares" of the Securities.

              (iv) "Incidental Securities Registration" shall mean any registration of shares of any Securities of any class of the Corporation, whether for its own account or the account of another, effected pursuant to a form of registration statement adopted by the Commission which does not by its terms prohibit the concurrent registration of Registrable Stock, but excluding (x) Required Registrations under Paragraph 2 hereof and (y) registrations relating solely to employee benefit plans of the Corporation.

               (v) "Long-Form Registration Statement" means a registration statement under the Securities Act on Form S-1, Form S-2, Form SB-1 or Form SB-2, or Regulation A or any form of registration statement requiring disclosure of a scope similar to that required in any of such forms adopted by the Commission after the date of this Agreement.

              (vi) The terms "register," "registered" and "registration" each refer to a registration of securities effected by preparing and filing a registration statement as to such securities in compliance with the Securities Act, and the subsequent effectiveness of such registration statement.

             (vii) "Registrable Stock" means (x) any and all Securities acquired by any of the Shareholders under and pursuant to the Strategic Stockholders Agreement, or any and all Securities which were acquired by a Shareholder from any other Shareholder; (y) any Securities issued or issuable with respect to the securities described in clause (x) above by reason of a share dividend or share split or similar transaction, or in connection with a combination of shares, recapitalization, merger, consolidation, other reorganization or other transaction, including transactions described in Section 6(b) of the Strategic Stockholders Agreement and (z) any other Securities now held or hereafter acquired by Persons holding the Securities described in clauses (x) or (y) above.

            (viii)  "Securities Act" means the Securities Act of 1933.

              (ix) "Short-Form Registration Statement" means a registration statement on Form S-3 or any form of registration statement requiring disclosure of a scope similar to that required in such form adopted by the Commission from and after the date of this Agreement.

          (b)  Rules.  The following rules of construction shall apply in
               -----
interpreting this Agreement:

               (i) A Person shall be deemed to be a holder of Registrable Stock when such Person has an exercisable right to acquire such Registrable Stock. Each share of Registrable Stock shall continue to be Registrable Stock in the hands of each subsequent holder thereof; provided, however,
                                                           --------
     that any such share shall cease to be Registrable Stock when transferred to any Person who is not affiliated with a holder of Registrable Stock pursuant to a registered public offering or in compliance with Rule 144 adopted by the Commission under the Securities Act; and for purposes of this Agreement, the term "Shareholders" shall be deemed to include such holders, and each of such holders shall have the right to exercise any and all rights granted under this Agreement to the Shareholders; provided,
                                                                  --------
     however, that no holder of Registrable Stock may request a registration under the provisions of Paragraph 2 of this Agreement unless such holder or holders are then the beneficial owners of not less than 10% of the then outstanding shares of Registrable Stock. For purposes of this clause, the officers, directors and shareholders, in the case of a corporation, and the partners, in the case of a partnership, of a holder of Registrable Stock, without limitation, shall be deemed to be affiliated with such holder.

              (ii) This Agreement has been entered into concurrently with the execution of the Strategic Stockholders Agreement, and, unless the context otherwise clearly requires, this Agreement shall be construed in a manner consistent with the provisions of the Strategic Stockholders Agreement.

             (iii) The rules of interpretation set forth in Section 11(a) of the Strategic Stockholders Agreement shall have equal applicability to this Agreement.

     2.   REQUIRED REGISTRATIONS.

          (a) The election to effect an Initial Public Offering under the provisions of Section 6(a) of the Strategic Stockholders Agreement shall constitute a required registration under the provisions of this Paragraph 2, even if no shares of Registrable Stock are included therein; provided, however,
                                                             --------  -------
that in the event of any conflict between the provisions of this Agreement and the Strategic Stockholders Agreement, the terms of the Strategic Stockholders Agreement shall take precedence.

          (b) If Shareholders who are the beneficial owners of not less than 10% of the then outstanding shares of Registrable Stock propose to offer to sell, or otherwise transfer at least the lesser of (x) 50% of the Registrable Stock then outstanding or (y) a number of shares of Registrable Stock which such holders in their good faith discretion determine would have an anticipated aggregate offering price (net of underwriting discounts and commissions) of at least [$15] million pursuant to a Long-Form Registration Statement not less than six months after the effective date of the Initial Public Offering, then such Shareholders may request the registration of shares of Registrable Stock and such request shall include the form of registration statement under the Securities Act to be used, the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares.

          (c) If the Corporation is then entitled to file registration statements under the Securities Act relating solely to outstanding securities to be offered for the account of Persons other than the issuer on a Short-Form Registration Statement, and Shareholders who are the beneficial owners of not less than 5% of the then outstanding shares of Registrable Stock propose to offer to sell or otherwise transfer any shares of Registrable Stock pursuant to a Short-Form Registration Statement, then such Shareholders may request the registration of shares of Registrable Stock and such request shall include the form of registration statement under the Securities Act to be used, the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares.

          (d) Upon receipt of the request of any of the Shareholders pursuant to Paragraphs 2(a), 2(b) or 2(c), above, the Corporation shall give prompt written notice thereof to all other holders of Registrable Stock and to all other holders of Securities who have the contractual right to include all or any portion of their shares in the registration (the "Other Holders"). Subject to the provisions of Paragraph 3 below, the Corporation shall use its best efforts promptly to effect the registration under the Securities Act of all shares of Registrable Stock specified in the requests of such Shareholders or the requests of such additional Shareholders, and all Securities specified in the requests of such Other Holders; provided, the requests of such additional Shareholders, or
                    --------
the requests of such Other Holders are delivered to the Corporation within 10 days after receipt of such notice from the Corporation, and indicate the number of shares of Registrable Stock or Securities, as the case may be, to be sold by such additional Shareholders or such Other Holders.

          (e) Notwithstanding anything to the contrary contained in this Paragraph 2, no person (as defined, for these purposes, in Rule 144(a)(2) of the Commission) who then beneficially owns 1% or less of the then outstanding Securities (including the Registrable Stock) may request (either as a Shareholder or Other Holder) that any of its shares of Registrable Stock be included in any registration statement filed by the Corporation pursuant to this Paragraph 2 unless, in the opinion of counsel for the Corporation, such person's intended disposition of Registrable Stock could not be effected within 365 days of the date of said opinion without registration of such shares under the Securities Act (assuming, for this purpose, that if "current public information" (as defined in

Rule 144(c) of the Commission under the Securities Act) is available with respect to the Corporation as of the date of such opinion, it will remain so available for such 365-day period).

     3.   LIMITATIONS ON REQUIRED REGISTRATION.

          (a)  Maximum Number of Effective Registrations.  The Corporation shall
               -----------------------------------------
not be required to prepare and file in any year more than two Long-Form Registration Statements which actually become or are declared effective, pursuant to Paragraph 2(b) of this Agreement ("Corporation-Paid Long-Form Registrations") for which the Corporation shall pay all Registration Expenses (defined in Paragraph 8 hereof), and shall not be required to file any more than three Short-Form Registration Statements in any calendar year requested by the Shareholders pursuant to Paragraph 2(c) of this Agreement, for which the Corporation shall pay all Registration Expenses; provided, that in the case of a Corporation-Paid Long-Form Registration, if the Shareholders are unable to register and sell at least 80% of the Registrable Stock requested to be included in any such registration, then the number of Corporation-Paid Long-Form Registrations which may be requested by the Shareholders in any year under Paragraph 2(b) of this Agreement shall be increased by one for each such registration.

          (b)  Firmly Underwritten.  The Corporation shall not be required to
               -------------------
effect a Corporation-Paid Long-Form Registration unless it has been advised by the Shareholders requesting such registration at the time of the receipt of the request pursuant to Paragraph 2(b) of this Agreement that the Registrable Stock to be included in such registration will be disposed of only pursuant to a firmly underwritten offering.

          (c)  Scale-Back Procedures.  In the event that the managing
               ---------------------
underwriters of an offering advise the Corporation in writing that the number of shares of Registrable Stock requested to be included exceeds the number which can be sold in such offering, the Corporation shall include in such registration the Registrable Stock requested to be included which in the opinion of the managing underwriters can be sold, pro rata among the Shareholders and the Other
                                   --- ----
Holders on the basis of the aggregate number of shares of Registrable Stock then held by each; provided that if any such Shareholder or Other Holder would thus
              --------
be entitled to include more shares than such holder requested to be registered, the excess will be allocated among the other Shareholders and Other Holders on the basis of the number of shares of Registrable Stock or Securities then held by each. If any Shareholder or Other Holder disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Corporation and the managing underwriters. The Registrable Stock so withdrawn shall also be withdrawn from registration.

          (d) The Corporation shall not be required to prepare and file a registration statement pursuant to Paragraph 2(b) or 2(c) hereof (x) which would, except for the initial right to require registration after the Corporation's Initial Public Offering, become effective within 270 days following the effective date of a registration statement (other than a registration statement filed on Form S-8) filed by the Corporation with the Commission pertaining to a firmly underwritten public offering of securities for cash for the account of the Corporation or its other holders of Securities or (y) if the Corporation in good faith gives written notice to the holders of Registrable Stock that the Corporation has determined to prepare a Corporation-initiated registration statement in which, on the terms and subject to the conditions of Paragraphs 4 and 5 hereof, holders of Registrable Stock may participate, and the Corporation is actively employing in good faith reasonable efforts to cause such registration statement to be filed and thereafter to become effective, and if the Board of Directors of the Corporation determines for any reason that it would not be in the best interest of the Corporation to file such registration statement at the time of the receipt of the request, the Corporation may defer such filing for up to 120 days.

     4.   INCIDENTAL REGISTRATION.

          (a) If the Corporation at any time (including in connection with the Initial Public Offering) proposes to register any securities pursuant to an Incidental Securities Registration, it shall each such time give written notice of such proposed Incidental Securities Registration (the "Corporation's Notice"), at its expense, to each of the Shareholders and Other Holders at least 30 days prior to the filing of a registration statement with respect to such Incidental Registration with the Commission. Upon written request of any of the Shareholders (each, a "Shareholder's Notice") or Other Holder (a "Holder's Notice") given within 15 days after receipt of the Corporation's Notice, stating the number of shares of Registrable Stock to be disposed of by the Shareholder delivering such Shareholder's Notice, or the number of shares of Securities to be disposed of by the Other Holder delivering such Holder's Notice, the Corporation shall use its best efforts promptly to cause all shares of Registrable Stock specified in each such Shareholder's Notice, or shares of Securities specified in each such Holder's Notice, to be registered under the Securities Act so as to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) of such shares, subject, however, to the limitations set forth in Paragraph 5 of this Agreement.

          (b) Notwithstanding anything to the contrary contained in this Paragraph 4, no person (as defined, for these purposes, in Rule 144(a)(2) of the Commission) who then beneficially owns 1% or less of the outstanding Securities (including the Registrable Stock) may request that any of its shares of Registrable Stock be included in any registration statement filed by the Corporation pursuant to this Paragraph 4 unless, in the opinion of counsel for such person, such person's intended disposition of Registrable Stock could not be effected within 365 days of the date of said opinion without registration of such shares under the Securities Act (assuming, for this purpose, that if "current public information" (as defined in Rule 144(c) of the Commission under the Securities Act) is available with respect to the Corporation as of the date of such opinion, it will remain so available for such 365-day period).

     5.   LIMITATIONS ON INCIDENTAL SECURITIES REGISTRATION.

          (a)  In Firm Commitment Offerings.  If any Incidental Securities
               ----------------------------
Registration is for a firm commitment underwritten offering, only securities of the class and series which are to be included in the underwriting may be included in the registration, the issuance and sale of securities by the Corporation shall have priority as to sales to and by the underwriters in the registration, and the Shareholders hereby agree that they shall withdraw their securities from such registration if and to the extent requested to do so in good faith by the managing underwriters of the offering to facilitate the complete sale of the securities being registered.

          (b)  Scale-Back Procedures.  Whenever the number of shares which may
               ---------------------
be registered pursuant to Paragraph 4 of this Agreement is limited by the provisions of Paragraph 5(a), above, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, and
(ii) second, the securities requested to be sold pro rata among the Shareholders
                                                 --- ----
and all Other Holders, allocated on the basis of the number of shares owned by each; provided, that if any such Shareholder or Other Holder would thus be
      --------
entitled to include more shares than such holder requested to be registered, the excess will be allocated to the other Shareholders and Other Holders, until the full amount of shares requested by any such holder has been registered for sale. The Corporation shall cause any other affected holders to withdraw from such registration to the extent necessary to comply with the foregoing priority provisions.

     6.   DESIGNATION OF UNDERWRITERS.

          With respect to the Initial Public Offering, the managing underwriter or underwriters shall be selected pursuant to the procedures set forth in
Section 6 of the Strategic Stockholders Agreement. In the case of any registration initiated pursuant to the provisions of Paragraph 2(b) of this Agreement, which relates to a Long-Form Registration Statement, the Corporation shall have the right to designate the managing underwriter or underwriters (which underwriters shall be reasonably acceptable to the Shareholders), and all holders of Securities participating in the registration shall sell their shares only pursuant to such underwriting. In the case of any registration subject to the provisions of Paragraph 4 of this Agreement which is proposed to be effected pursuant to a firm commitment underwriting, the Corporation shall have the right to designate the managing underwriter or underwriters, and all holders of Securities participating in the registration shall sell their shares only pursuant to such underwriting.

     7.   REGISTRATION PROCEDURES.

          (a)  Obligations of the Corporation.  If and whenever the Corporation
               ------------------------------
is required by the provisions of this Agreement to use its best efforts to effect the registration of shares (herein, the "Shares") of Registrable Stock held by any Person (each, a "Prospective Seller") under the Securities Act, the Corporation shall:

               (i) carefully and expeditiously prepare and file with the Commission a registration statement with respect to the Shares and use its diligent best efforts to cause such registration statement to become and remain effective as provided herein;

              (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectuses used in connection therewith as may be necessary to keep such registration statement effective and current for up to 90 days and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Shares covered by such registration statement;

             (iii) furnish to each Prospective Seller such number of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the Shares owned by it;

              (iv) use its best efforts to register or qualify the Shares covered by the registration statement under such other securities or blue sky or other applicable laws of such jurisdictions as each Prospective Seller shall reasonably request, to enable each Prospective Seller to consummate the sale or other disposition of the Shares owned by it;

               (v) furnish to each Prospective Seller a signed counterpart, addressed to the Prospective Seller and its underwriters, if any, of:

                    (A) an opinion of counsel for the Corporation, dated the effective date of the registration statement and, if requested, the date of each closing of sales pursuant to the registration; and

                    (B) if and to the extent then available under FASB and related pronouncements, a "comfort" letter signed by the independent public accountants who have certified the Corporation's financial statements included in the registration statement, similarly dated;

     covering substantially the same matters with respect to the registration statement (and the prospectuses included therein) and (in the case of the accountants' letter) with respect to the events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in the opinions of issuers' counsel and in accountants' letters delivered to the underwriters in connection with underwritten public offerings of securities;

              (vi) cause all Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

             (vii) provide a transfer agent and registrar for all Shares not later than the effective date of the registration statement;

            (viii) enter into such customary agreements (including an underwriting agreement in customary form) and take all such customary actions as the holders of a majority of the Shares being sold may reasonably request in order to expedite or facilitate the disposition of the Shares; and

              (ix) make available for inspection by each Prospective Seller, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any Prospective Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and use its best efforts to cause the Corporation's officers, directors and employees to supply all information reasonably requested by any Prospective Seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          (b)  Obligations of the Prospective Sellers.  Each Prospective Seller
               --------------------------------------
shall furnish to the Corporation such information as the Corporation may reasonably require from each

Prospective Seller for inclusion in the registration statement (and the prospectus included therein).

          (c)  Qualified Stand-Off.  If a registration statement covering any
               -------------------
shares has become effective, no Prospective Seller shall (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Corporation to all Prospective Sellers, advising such Persons that the Corporation has received a written opinion from its counsel to the effect that the registration statement or prospectus in the form then filed with the Commission must be amended, corrected, updated or supplemented, to suspend sales to permit the Corporation to correct or update a registration statement or prospectus; and the Corporation shall, as expeditiously as possible, make all such amendments, corrections, updates and supplements as shall be necessary in order to allow the Prospective Sellers to resume sales of the Shares at the earliest practicable date.

     8.   EXPENSES OF REGISTRATION.

          All expenses incurred in effecting any registration under this Agreement, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Corporation, fees and disbursements of counsel for the Prospective Sellers (but not more than one counsel representing all of the SEI Stockholders who are Prospective Sellers, and not more than one counsel representing all FCNH Stockholders who are Prospective Sellers), and expenses of any audits incidental to or required by any such registration ("Registration Expenses") shall be borne by the Corporation; provided, that all underwriting
                                              --------
discounts or brokerage fees or commissions relating to the sale of the Shares included in the registration shall be separately borne by the sellers thereof.

     9.   INDEMNIFICATION.

          (a)  Indemnity.  In the event of any registration of any of its
               ---------
securities under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless each Prospective Seller, each underwriter (as defined in the Securities Act) and each controlling person (within the meaning of the Securities Act), if any, of any holder or underwriter (collectively, "Indemnified Parties" or an "Indemnified Party"), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Indemnified Parties may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arising out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation of the Securities Act or any Blue Sky law, or any rule or regulation promulgated under the Securities Act or any Blue Sky law, or any other law, in connection with any such registration, qualification or compliance, and shall reimburse the Indemnified Parties for any legal or other expenses incurred by the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------
that the Corporation shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto, or any other document, in reliance upon and in conformity with information furnished to the Corporation by that Indemnified Party, or party controlling or controlled by that Indemnified Party within the meaning of the Securities Act specifically for use therein. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive transfer of such securities by the Indemnified Party.

          (b)  Prospective Sellers.  In the event of any registration of any of
               -------------------
the Corporation's securities under the Securities Act in which a Prospective Seller participates pursuant to this Agreement, each such Prospective Seller agrees to indemnify and hold harmless the Corporation, its directors, each underwriter (as defined in the Securities Act) and each controlling person (within the meaning of the Securities Act) of the Corporation or underwriter, if any, against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Corporation, director, underwriter or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document used to sell the securities, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Corporation, its directors, each underwriter, and each controlling person, for any legal or other expenses reasonably incurred by such persons in connection with investigating or defending any loss, claim, damage, liability or action; in each case, to the extent, and only to the extent, that such untrue statement or omission is contained in any information or affidavit furnished in writing to the Corporation by such Prospective Seller specifically for use in such registration. The indemnity provided for herein shall survive transfer of such securities by said Prospective Seller.

          (c)  Contribution.  If the indemnification provided for in Paragraph
               ------------
9(a) or (b) is unavailable to an indemnified party in accordance with its terms in respect of any losses, claims, damages or liabilities referred to therein, then the indemnitor in lieu of indemnifying such indemnified party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnitor on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnitor and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of as material fact or the omission to state a material fact relates to information supplied by the indemnitor, or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Corporation and the other parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 9(c) were determined by pro rata allocation or by any other method of allocation which
              --- ----
does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by any indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 9(c), no holder of Registrable Stock, no underwriter thereof, and no controlling party of any of them, shall be required to contribute any amount in excess of the amount by which the total price at which its Registrable Stock was sold exceeds the amount of any damages which such Person has otherwise been required to pay and has actually paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d)  Procedures.  Promptly after receipt by any Indemnified Party of a
               ----------
complaint, claim or other written notice of any loss, claim, damage, liability or action giving rise to a claim for indemnification under this Paragraph 9, the party claiming indemnification under this Paragraph 9 shall notify the indemnifying party of such complaint, notice, claim or action, and the indemnifying party shall have the right to investigate and defend any such loss, claim, damage, liability or action; provided, that the failure of the
                                    --------
Indemnified Party to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the Indemnified Party otherwise than under Paragraph 9, or under Paragraph 9 to the extent that the indemnifying party has not been materially prejudiced as a proximate result of such failure. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party. If the defendants in any action shall include more that one Indemnified Party, and any such Indemnified Party shall reasonably conclude that counsel selected by the Corporation has a conflict of interest which under the Rules of Professional Conduct of the California State Bar Association would prohibit the representation because of the availability of different or additional defenses to any such Indemnified Party, such Indemnified Party shall have the right to select separate counsel reasonably acceptable to the Corporation to participate in the defense of such claim on its behalf, at the expense of the indemnifying party who would otherwise be liable for the losses under this Section 9, it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Parties; provided, however, that if the parties shall not agree
                          --------  -------
that a conflict of interest between the Indemnified Parties shall exists, then the parties shall submit the issue to the State Bar of California to determine whether such conflict of interest exists, and the determination of the State Bar of California shall be binding on the parties. The Indemnified Parties shall cooperate fully in the defense of any claim hereunder and each Indemnified Party shall make available to the Corporation pertinent information under such Indemnified Party's control relating thereto. In no event shall the indemnifying party be obligated to indemnify any party for any settlement of any claim or action effected without the indemnifying party's consent.

     10. INCLUSION OF ADDITIONAL SHARES IN CORPORATION-PAID LONG-FORM REGISTRATIONS; OTHER CORPORATION INITIATED REGISTRATIONS.

          The Corporation shall not register securities for sale for its own account or for the account of any other Person in any registration requested by the Shareholders pursuant to Paragraph 2(b) or 2(c) hereof unless permitted to do so by the written consent of such Shareholders. The Corporation may not cause any other registration of securities for sale for its own account or for the account of any other Person to become effective within 180 days after the effective date of any registration requested by the Shareholders pursuant to Paragraph 2 hereof.

     11.  RIGHTS WHICH MAY BE GRANTED TO OTHER PERSONS.

          The Corporation shall not grant any Person registration rights with priority as to registration or sale to Underwriters which are greater than or pari passu to the registration rights granted to the Shareholders in this
---- -----
Agreement.

     12.  RULE 144 REQUIREMENTS.

          At all times after the close of business on the earliest of such date as (a) a registration statement filed by the Corporation under the Securities Act becomes effective, (b) the Corporation registers a class of securities under
Section 12 of the Securities Exchange Act of 1934, as amended, or (c) the Corporation issues an offering circular meeting the requirements of Regulation A under the Securities Act, the Corporation shall undertake to make publicly available, and available to the Shareholders, such information as is necessary to enable the Shareholders to make sales of Registrable Stock pursuant to Rule 144 of the Commission under the Securities Act. The Corporation shall from time to time furnish to each of the Shareholders, upon request, a written statement executed by the Corporation as to the steps it has taken to comply with the current public information requirements of Rule 144.

     13.  HOLD-BACK AGREEMENTS.

          (a)  By the Shareholders.  Each of the Shareholders agrees not to
               -------------------
effect any public sale or distribution of equity securities of the Corporation, or securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the period of 180 days, or such longer period (which shall not, in any event, exceed 270 days) as may be requested by the underwriters, beginning on the effective date of any Required Registration which involves a firmly underwritten offering, or any Incidental Registration which includes a firmly underwritten offering, except, in each case, as part of such offering.

          (b)  By Corporation and Other Shareholders.  The Corporation agrees
               -------------------------------------
(i) not to effect the public sale or distribution of its equity securities, or of any securities convertible into or exchangeable or exercisable for any of such securities, during the seven days prior to and the period of 180 days, or such longer period (which shall not, in any event, exceed 270 days) as may be requested by the underwriters, beginning on the effective date of any Required Registration which includes a firmly underwritten offering or any Incidental Registration which includes a firmly underwritten offering, and (ii) to use its best efforts to cause each holder of its equity securities, or of any securities convertible into or exchangeable or exercisable for securities purchased from the Corporation at any time on or after the date of this Agreement (other than in a registered public offering) and who is an officer, director or general partner of the Corporation, or owns more than 5% of any class of its then outstanding equity securities, to agree not to effect any public sale or distribution of any such securities during such period, except as part of such underwritten offering.

     14. EFFECTIVENESS. This Agreement has been executed and delivered by the parties to the Strategic Stockholders Agreement in anticipation of the creation of the Successor Entity pursuant to the provisions of Section 6(b) of the Strategic Stockholders Agreement, and each of the parties hereto agrees that, in connection with the formation of the Successor Entity, they shall take any and all actions necessary in order to cause the Successor Entity, effective upon its formation, to agree to, and to be bound by, all of the obligations of the Successor Entity (referred to herein as the "Corporation") under and pursuant to this Agreement.

     15.  MISCELLANEOUS.

          (a)  Adjustments Affecting Registrable Stock.  The Corporation shall
               ---------------------------------------
not at any time subsequent to the Initial Public Offering and prior to the closing of the sale of shares pursuant to the Options provided in Section 7 of the Strategic Stockholders Agreement, effect a stock split or combination of shares or take any other action, or permit any change to occur, with respect to its equity securities, which would adversely affect at such time the ability of the Shareholders to include Registrable Stock in a registration statement undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Stock in any such registration.

          (b)  Notices.  All notices, demands or other communications hereunder
               -------
shall be in writing and shall be deemed to have been duly given if delivered in person, or by United States mail, certified or registered, return receipt requested or otherwise actually delivered.

               (i) if to any of the Shareholders, at the address set forth in the Strategic Stockholders Agreement, marked for attention as therein indicated; and

              (ii) if to the Corporation to the attention of each of the Shareholders at the addresses as set forth for such Shareholders in the Strategic Stockholders Agreement, marked for attention as therein indicated;

or such other address as may have been furnished by such Person in writing to the other parties. Any such notice, demand or other communication shall be deemed to have been given on the date actually delivered or as of the date mailed, as the case may be.

          (c)  Severability and Governing Law.  Should any Paragraph or any part
               ------------------------------
of a Paragraph within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, the invalidity or unenforceability shall not void or render invalid or unenforceable any other Paragraph or part of a Paragraph in this Agreement. THIS AGREEMENT IS MADE AND ENTERED IN THE STATE OF CALIFORNIA AND THE LAWS OF SAID STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE SHALL GOVERN THE VALIDITY AND INTERPRETATION HEREOF AND THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE DUTIES AND OBLIGATIONS HEREUNDER.

          (d)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (e)  Captions and Paragraph Headings.  Paragraph titles or captions
               -------------------------------
contained in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

          (f)  Amendments and Waivers.  Neither this Agreement nor any term
               ----------------------
hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the parties hereto that are materially affected by such change, waiver, discharge or termination (and in the case of the SEI Stockholders, by Saban); provided,
                                                                 --------
however that (i) no such amendment or waiver shall affect the provisions of this
-------
Paragraph 14(f); (ii) no waiver shall extend to or affect any other obligation not expressly waived; (iii) any provision of this Agreement relating to any of the Shareholders or the Registrable Stock may be amended with the consent of the Corporation and Persons then holding in excess of 80% of the Registrable Stock then outstanding. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor shall the same be construed to be a waiver of any such right, power for remedy nor constitute any course of dealing or performance hereunder.

          (g)  Successors and Assigns.  All rights, covenants and agreements of
               ----------------------
the parties contained in this Agreement shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and assigns.

          (h)  Specific Performance.  The parties hereto agree that the
               --------------------
securities of the Corporation cannot be purchased or sold in the open market and that, for these reasons, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the securities which are the subject of this Agreement, or any right or obligation to register such securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Paragraph 14(h) shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity.

          (i)  Entire Agreement.  This Agreement contains the entire
               ----------------
understanding of the parties with respect to the registration of securities of the Corporation, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        SABAN ENTERTAINMENT, INC.


                                        By:  /s/ Haim Saban
                                             -----------------------------------
                                             Haim Saban
                                             Its: Chief Executive Officer


                                        /s/ Haim Saban
                                        ----------------------------------------
                                        HAIM SABAN


                                        QUARTZ ENTERPRISES, L.P.


                                        By:  /s/ Stan Golden
                                             -----------------------------------

                                             ___________________________________


                                        MERLOT INVESTMENTS


                                        By:  /s/ Bill Josey
                                             -----------------------------------

                                             ___________________________________


                                        SILVERLIGHT ENTERPRISES, L.P.


                                        By:  /s/ Mel Woods
                                             -----------------------------------

                                             ___________________________________


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                        CELIA ENTERPRISES, L.P.


                                        By:  /s/ Matthew Krane
                                             -----------------------------------

                                             ___________________________________

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                        FOX BROADCASTING COMPANY, INC.


                                        By:  /s/ Jay Itzkowitz
                                             -----------------------------------

                                             Its: Senior Vice President


                                        FCN Holding, Inc.


                                        By:  /s/ Jay Itzkowitz
                                             -----------------------------------

                                             Its: Senior Vice President

                                  Schedule A
                                  ----------

                                   ENTITIES
                                   --------


SEI STOCKHOLDERS                                  NUMBER OF SHARES
----------------                                  ----------------

HAIM SABAN                                                  377.56

QUARTZ ENTERPRISES, L.P.                                     76.80

MERLOT INVESTMENTS                                           65.19

SILVERLIGHT ENTERPRISES, L.P.                               278.76

CELIA ENTERPRISES, L.P.                                       1.69